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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Amendment No. 1 to Form S-1 on Form S-3 of Conoco Inc. (No. 333-88573) of our report dated February 15, 1999 relating to the financial statements which appear in Conoco Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998, as amended on March 12, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
October 29, 1999